UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 11, 2006
                Date of report (Date of earliest event reported)

                         CITADEL SECURITY SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                     000-33491          75-2873882
      (State or Other Jurisdiction        (Commission        (IRS Employer
          of Incorporation)               File Number)     Identification No.)

      TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                     DALLAS, TEXAS                                75240
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As disclosed in Citadel's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, on August 11, 2006, Steven B. Solomon, Citadel's CEO, loaned $3 million to Citadel pursuant to a promissory note on terms and conditions approved by the disinterested directors of Citadel. The note provides for 12% interest and a maturity date of January 12, 2007. The note is not secured by any assets of Citadel and no equity or warrants were granted in connection with the note. The note provides for a prepayment fee in the amount of $500,000 in connection with any prepayment, including in connection with an event of default (including breaches of the note's covenants, bankruptcy events or a material adverse effect on Citadel's business), or a change of control, including in connection with the proposed transaction with McAfee. The terms of the promissory note were approved by the disinterested directors, and the loan was made by Mr. Solomon, while Citadel was engaged in active negotiations with McAfee regarding the asset sale. The disinterested directors were aware of the status of the negotiations with McAfee and that the prepayment fee would be payable to Mr. Solomon if Citadel were able to reach agreement with McAfee regarding a sale of substantially all our assets and close that transaction prior to the maturity date of the promissory note. The promissory note was filed as Exhibit 10.1 to Citadel's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits. The following exhibits are filed as part of this report:

10.1 Promissory Note dated as of August 11, 2006 (filed as Exhibit 10.1 to Citadel's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2006 and incorporated herein by reference).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CITADEL SECURITY SOFTWARE INC.

Date: November 6, 2006                       By:  /s/ Steven B. Solomon
                                             Steven B. Solomon
                                             Chief Executive Officer


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
                                INDEX TO EXHIBITS

10.1 Promissory Note dated as of August 11, 2006 (filed as Exhibit 10.1 to Citadel's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2006 and incorporated by reference).


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